EQUITY (CAPITAL DEFICIENCY)	6 Months Ended
	Dec. 31, 2012	Jun. 30, 2012
EQUITY (CAPITAL DEFICIENCY) [Abstract]
EQUITY (CAPITAL DEFICIENCY)

NOTE 3 - EQUITY:

On August 1, 2012, the Company issued a consultant options with certain market conditions to purchase 50,000 shares of common stock at an exercise price of $4.72 per share, the closing price of the common stock on the date of grant.

On August 27, 2012, the Company issued options to purchase 60,871 shares of common stock at an exercise price of $5.80 per share, the closing price of the common stock on the date of grant, to a consultant who was an immediate family member of the Company's CEO at the time of grant.

On August 27, 2012, the Company extended the term of an option to purchase 30,435 shares of common stock previously granted to a consultant who was an immediate family member of the Company's CEO at the time of the extension. Following the extension, the options can be exercised until September 30, 2014.

On October 20, 2012, the Company issued 215,000 shares of common stock to pursuant to an agreement with a licensor (See Note 9(a)).

During the six months ended December 31, 2012, the Company issued a total of 771,640 shares of common stock in connection with the exercise of 771,640 options and warrants. The Company received aggregate cash proceeds equal to approximately $1 million in connection with such exercises.

On December 21, 2012, the Company amended its Umbrella Plan to increase the total number of shares of common stock issuable under such plan by 1.25 million shares and to permit the awarding of incentive stock options pursuant to the U.S. portion of the plan.

NOTE 10 - EQUITY (CAPITAL DEFICIENCY)

a.	Share capital

As of June 30, 2012, the Company has authorized 130,000,000 shares of capital stock, par value $0.0001 per share, of which 125,000,000 are shares of common stock and 5,000,000 are shares of "blank check" preferred stock.

On October 31, 2011, the stockholders approved the authorization of the board of directors, in its discretion, to amend the Amended and Restated Certificate of Incorporation of the Company to effect a reverse stock split of the Company's common stock at a ratio of one-for-two to one-for-four, such ratio to be determined by the board of directors (the "Reverse Stock Split"), which approval will allow the board of directors to effect the Reverse Stock Split any time prior to the Company's annual meeting of stockholders in 2012.

As of June 30, 2012, the Company had yet to effect the Reverse Stock Split.

b.	Share exchange and private placement agreements and share issuance

As noted in Note 1 above, in connection with the Share Exchange, the Company issued 12,666,666 shares of its common stock in exchange for 6,242,754 ordinary shares of InspireMD Ltd., which represented all of InspireMD Ltd.'s outstanding shares, resulting in InspireMD Ltd. became a wholly owned subsidiary of the Company.

In connection with the Share Exchange, the Company also assumed all of InspireMD Ltd.'s obligations under InspireMD Ltd.'s outstanding stock options. Immediately prior to the Share Exchange, InspireMD Ltd. had outstanding stock options to purchase an aggregate of 937,256 ordinary shares, which outstanding options became options to purchase an aggregate of 1,901,693 shares of common stock of the Company after giving effect to the Share Exchange. In addition, three-year warrants to purchase up to 125,000 ordinary shares of InspireMD Ltd. at an exercise price of $10 per share were assumed by the Company and converted into warrants to purchase 253,625 shares of the Company's common stock at an exercise price of $4.92 per share.

In connection with the closing of the Share Exchange, the Company sold 1,613,501 shares of its common stock at a purchase price of $6.00 per share and five-year warrants to purchase up to 3,226,999 shares of common stock at an exercise price of $7.20 per share in a private placement to accredited investors (the "Private Placement").

As part of the Private Placement, certain holders of the 2010 Convertible Debentures surrendered $667,596 of outstanding principal and interest due under the 2010 Convertible Debentures in exchange for 111,266 shares of common stock and warrants to purchase an aggregate of 56,283 shares of common stock. The number of shares of common stock and warrants issued in connection with the Debt Conversions are included in the aggregate figures for the Private Placement. As a result, the Company received aggregate cash proceeds of $9,013,404 in the Private Placement.

In connection with the Share Exchange, the Company also entered into a stock escrow agreement with certain stockholders, pursuant to which these stockholders deposited 253,906 shares of common stock held by them and warrants to purchase 208,125 shares of common stock into escrow. These shares and warrants were to be released to the Company for cancellation or surrender to an entity designated by the Company should the Company have $10 million in consolidated revenue, as certified by the Company's independent auditors, during the first 12 months following the closing of the Private Placement, yet fail, after a good faith effort, to have the Company's common stock approved for listing on a national securities exchange. If the Company failed to record at least $10 million in consolidated revenue during the first 12 months following the closing of the Private Placement or have its common stock listed on a national securities exchange within 12 months following the closing on the Private Placement, these escrowed shares were to be released back to the stockholders.

As it appeared unlikely that the Company would satisfy the revenue threshold set forth above, on November 16, 2011, the Company's board of directors approved the release of the 253,906 shares of common stock and warrants to purchase 208,125 shares of common stock then held in escrow in order to immediately increase the Company's public float.

In connection with the Share Exchange, the Company issued certain consultants five-year warrants to purchase up to an aggregate of 625,000 shares of common stock at an exercise price of $6.00 per share in consideration for consulting services related to the Share Exchange, which warrants have a fair value of $1.5 million. The expenses related to the issuance of the warrants are recorded as share-based compensation and treated as issuance costs.

In connection with the Private Placement, the Company paid placement agent fees of approximately $300 thousand and issued five-year warrants to purchase 93,435 shares of the Company's common stock at an exercise price of $7.20 per share to the placement agent. The fair value of the warrants is $212 thousand.

During the first quarter of 2011 and prior to the Share Exchange, InspireMD Ltd. raised approximately $990 thousand and issued approximately 200,873 ordinary shares through private placements.

On April 18, 2011, the Company issued 166,667 shares of its common stock and five-year warrants to purchase 83,333 shares of the Company's common stock at an exercise price of $7.20 per share, for an aggregate purchase price of $1,000 thousand, in a private placement.

On April 18, 2011, the Company issued 70,834 shares of its common stock and five-year term warrants to purchase 35,417 shares of the Company's common stock at an exercise price of $7.20 per share, for an aggregate purchase price of $425 thousand, in a private placement.

In connection with the above-referenced transactions from April 18, 2011, the Company paid placement agent fees of approximately $471 thousand, which were recorded as issuance costs, and five-year term warrants to purchase 14,250 shares of the Company common stock at an exercise price of $7.20 per share to the placement agent. The fair value of those warrants, amounting to $67 thousand, is estimated using the Black-Scholes valuation model.

On April 21, 2011, the Company issued 8,333 shares of its common stock, and five-year term warrants to purchase 4,167 shares of the Company's common stock at an exercise price of $7.20 per share, for an aggregate purchase price of $50 thousand, in a private placement.

c.	Share-Based Compensation
1.	On March 28, 2011, the board of directors and stockholders of the Company adopted and approved the InspireMD, Inc. 2011 UMBRELLA Option Plan (the "Umbrella Plan"). Under the Umbrella Plan, the Company reserved 2,367,025 shares of the Company's common stock as awards to the employees, consultants, and service providers to the Company and its subsidiaries and affiliates worldwide. At a special meeting of stockholders of the Company held on October 31, 2011, the stockholders approved an amendment to the Umbrella Plan to add an additional 1,382,975 shares of common stock for a total of 3,750,000 shares.

The Umbrella Plan currently consists of three components, the primary plan document that governs all awards granted under the Umbrella Plan, and two appendices: (i) Appendix A, designated for the purpose of grants of stock options and restricted stock to Israeli employees, consultants, officers and other service providers and other non-U.S. employees, consultants, and service providers, and (ii) Appendix B, which is the 2011 US Equity Incentive Plan, designated for the purpose of grants of stock options and restricted stock awards to U.S. employees, consultants, and service providers who are subject to the U.S. income tax.

The Umbrella Plan is administered by the compensation committee of the board of directors. Unless terminated earlier by the board of directors, the Umbrella Plan will expire on March 27, 2021.

U.S. federal income tax consequences relating to the transactions described under the Umbrella Plan are set forth in Section 409A of the Internal Revenue Code of 1986, as amended (the "Code") and treasury regulations in 2004 to regulate all types of deferred compensation. If the requirements of Section 409A of the Code are not satisfied, deferred compensation and earnings thereon will be subject to tax as it vests, plus an interest charge at the underpayment rate plus 1% and a 20% penalty tax. Certain stock options and certain types of restricted stock are subject to Section 409A of the Code.

Pursuant to the current Section 102 of the Ordinance, which came into effect on January 1, 2003, options may be granted through a trustee (i.e., Approved 102 Options) or not through a trustee (i.e., Unapproved 102 Options).

2.	On July 11, 2011, the board of directors of the Company appointed Mr. Sol J. Barer as a new director ("Director A"), with a term expiring at the Company's 2012 annual meeting of stockholders. In connection with his appointment, Director A was granted an option to purchase 250,000 shares of the Company's common stock at an exercise price of $6.00 per share (the "$6.00 Option"). The $6.00 Option was exercisable immediately until September 30, 2011. In calculating the fair value of the $6.00 Option, the Company used the following assumptions: dividend yield of 0% and expected term of 0.11 years; expected volatility of 53%; and risk-free interest rate of 0.17%.

In addition, in connection with his appointment, Director A was granted an option to purchase 125,000 shares of common stock at an exercise price of $10.00 per share, the closing price of the common stock on the date of grant (the "$10.00 Option"), subject to the terms and conditions of the 2011 US Equity Incentive Plan under the Umbrella Plan. The $10.00 Option vests and becomes exercisable in three equal annual installments beginning on the one-year anniversary of the date of grant, provided that in the event that Director A is either (i) not reelected as a director at the Company's 2012 annual meeting of stockholders, or (ii) not nominated for reelection as a director at the Company's 2012 annual meeting of stockholders, the option vests and becomes exercisable on the date Director A fails to be reelected or nominated. The $10.00 Option has a term of 10 years from the date of grant. In calculating the fair value of the $10.00 Option, the Company used the following assumptions: dividend yield of 0% and expected term of 5.5 - 6 years; expected volatility of 62% - 63%; and risk-free interest rate of 1.67% - 1.85%.

The fair value of the options granted to Director A, using the Black-Scholes option pricing model, was approximately $1.7 million.

On September 28, 2011, Director A exercised the $6.00 Option to purchase 250,000 shares of common stock, resulting in gross proceeds to the Company of $1,500 thousand.

On November 16, 2011, the Company's board of directors approved the appointment of Director A as the chairman of the board of directors. In connection with his appointment as chairman of the board of directors, the Company issued Director A 725,000 shares of common stock and an option to purchase 725,000 shares of common stock at an exercise price of $7.80 per share, the closing price of the common stock on the date of grant. The fair value of the granted shares is approximately $5.7 million and was recorded as an expense in the Consolidated Financial Statements ended December 31, 2011. In calculating the fair value of these options, the Company used the following assumptions: dividend yield of 0% and expected term of 5.5 years; expected volatility of 61.6%; and risk-free interest rate of 1.07%. The options have terms of 10 years from the date of grant, and the vesting terms are as follows: tranche A vests and become exercisable in twenty four equal monthly installments, tranches B and C vest and become exercisable upon meeting certain performance conditions. The fair value of the options, using the Black-Scholes option-pricing model was approximately $3.1 million.

On June 18, 2012, the Company's board of directors approved the extension of the date by which the conditions to the vesting of tranches B and C must occur. As of this date the performance condition of tranche B was deemed probable and the performance condition of tranche C was deemed not probable. The Company continues to record expense related to tranche B, in accordance with the fair value that was caculated at the grant date. Tranche C was treated as a new grant, and the Company calculated the fair value of the new grant on the date of the extension using the following assumptions: dividend yield of 0% and expected term of 5 years; expected volatility of 66%; and risk-free interest rate of 0.69%. The fair value using the Black-Scholes option-pricing model was approximately $192 thousand.

3.	On August 5, 2011 and effective August 8, 2011, the Board appointed another two new directors ("Director B" and "Director C"). Director B was appointed for a term expiring at the Company's 2012 annual meeting of stockholders and Director C was appointed for a term expiring at the Company's 2013 annual meeting of stockholder. In connection with their appointment, the directors were each granted an option to purchase shares of common stock at an exercise price of $7.80 per share, the closing price of the common stock on the date of grant (the "$7.80 Options"). The grant to Director B was for 25,000 shares and is subject to the terms and conditions of the 2011 US Equity Incentive Plan.

The grant to Director C was for 6,250 shares and is subject to the 2006 Employee Stock Option Plan, a sub-plan of the Company's 2011 Umbrella Option Plan. The $7.80 Options vests and become exercisable in two equal annual installments beginning on the one-year anniversary of the date of grant. In the case of Director B's option, in the event that Director B is either (i) not reelected as a director at the Company's 2012 annual meeting of stockholders, or (ii) not nominated for reelection as a director at the Company's 2012 annual meeting of stockholders, the option vests and becomes exercisable on the date of Director B's failure to be reelected or nominated. In the case of Director C's option, in the event that Director C is required to resign from the board due to medical reasons, the option vests and becomes exercisable on the date of Director C's resignation for medical reasons. The $7.80 Options have terms of 10 years from the date of grant.

In calculating the fair value of the $7.80 Options, the Company used the following assumptions: dividend yield of 0% and expected term of 3 - 4 years; expected volatility of 67% - 70%; and risk-free interest rate of 0.45% - 0.78%.

The fair value of the options granted to the above-mentioned new directors, using the Black-Scholes option-pricing model, is approximately $118 thousand.

4.	On August 5, 2011, options to purchase 81,161 shares of common stock were granted to former directors at a cash exercise price of $4.92 per share replacing options to purchase 81,161 shares of common stock held by former directors that expired during the second quarter of 2011. The options had terms of five years. In calculating the fair value of the options, the Company used the following assumptions: dividend yield of 0% and expected term of 3.5 years; expected volatility of 69%; and risk-free interest rate of 0.62%.

The fair value of the options granted to the former directors, using the Black-Scholes option-pricing model, is approximately $424,000.

5.	During 2011, the Company entered into investor relations consulting agreements with investor relations companies to provide investor relations services. Pursuant to the consulting agreements, in addition to monthly fees in a range of $3,000 to $16,500, the Company issued to the investor relations companies:
•	a one-year warrant to purchase 20,290 shares of common stock of the Company at an exercise price of $4.92 per share, valued at $21 thousand;
•	12,500 restricted shares of the Company's common stock, valued at $62 thousand, and a five-year warrant to purchase 12,500 shares of common stock of the Company at an exercise price of $6.00 per share, valued at $30 thousand; and
•	6,250 shares of the Company's common stock, valued at $68.75 thousand.

The Company recorded share-based compensation expenses of $181.75 thousand related to these issuances.

6.	On January 30, 2012, the Company appointed a new director ("Director D") to its board of directors. In connection with his appointment, the Company issued Director D an option to purchase 25,000 shares of its common stock, which will vest one-third annually in 2013, 2014 and 2015 on the anniversary of the date of grant, provided that if he is (i) not reelected as a director at our 2014 annual meeting of stockholders, or (ii) not nominated for reelection as a director at our 2014 annual meeting of stockholders, the option vests and becomes exercisable on the date of such failure to be reelected or nominated.

In calculating the fair value of these options, the Company used the following assumptions: dividend yield of 0% and expected term of 5.5 - 6.5 years; expected volatility of 58 - 60%; and risk-free interest rate of 1.01 - 1.26%. The options have terms of 10 years from the date of grant, and the fair value of the options, using the Black-Scholes option-pricing model, was approximately $106,000.

7.	On June 18, 2012 the Company's board of directors issued Directors A, B, C and D options to purchase 12,500 shares of common stock at an exercise price of $3.16 per share, the closing price of the common stock on the date of grant. In calculating the fair value of these options, the Company used the following assumptions: dividend yield of 0% and expected term of 5.5 - 6.5 years; expected volatility of 65% - 66%; and risk-free interest rate of 0.78% - 0.97%. The options have terms of 10 years from the date of grant, and become exercisable in three equal annual installments. The fair value of the options, using the Black-Scholes option-pricing model, was approximately $23 thousand each.
8.	As of June 30, 2012, the Company had reserved 1,332,967 ordinary shares for issuance under the plans as described above. The following table summarizes information about warrants and share options to employees:

	6 month period ended June 30, 2012		Year Ended December 31,
			2011		2010		2009
	Number of warrants and options	Weighted average exercise price	Number of warrants and options	Weighted average exercise price	Number of warrants and options	Weighted average exercise price	Number of warrants and options	Weighted average exercise price
Outstanding - beginning of period	2,017,756	$5.6	875,524	$2.76	514,358	$2.6	611,792	$2.12
Granted*	333,750	3.56	1,573,104	7.68	446,385	2.48	56,813	3.16
Forfeited	(30,421)	6.36	(180,872)	6.72	(85,219)	2.6	(39,566)	3.4
Exercised	-	-	(250,000)	6	-	-	(114,681)	-
Outstanding - end of period	2,321,085	5.28	2,017,756	$5.6	875,524	$2.76	514,358	$2.6
Exercisable at the end of the period	904,108	$3.52	717,116	$2.84	551,134	$2.96	258,532	$1.2
*	Including 140,000 and 362,500 options with performance conditions in the period ended June 30, 2012 and the year ended December 31, 2011, respectively. See Note 2m.

The following table summarizes information about warrants and share options to non-employees:

	6 month period ended June 30, 2012		Year Ended December 31,
			2011		2010		2009
	Number of warrants and options	Weighted average exercise price	Number of warrants and options	Weighted average exercise price	Number of warrants and options	Weighted average exercise price	Number of warrants and options	Weighted average exercise price
Outstanding - beginning of period	2,100,507	$3.92	1,174,402	$1.56	934,978	$0.8	845,536	$0.4
Granted*	132,862	4.96	990,831	5.92	269,860	4.84	89,442	4.28
Forfeited	(109,427)	2.36	(64,726)	2.48	(30,436)	-	-	-
Exercised	-	-	-	-	-	-	-	-
Outstanding - end of period	2,123,942	$3.8	2,100,507	$3.92	1,174,402	$1.56	934,978	$0.8
Exercisable at the end of the period	2,056,710	$3.76	2,049,965	$3.84	1,158,896	$1.6	859,986	$0.48
*	Including 19,479 and 24,349 options with performance conditions in the period ended June 30, 2012 and the year ended December 31, 2011, respectively. See Note 2m.

The following table provides additional information about all warrants and options outstanding and exercisable:

	Outstanding as of June 30, 2012
Exercise price	Warrants and options outstanding	Weighted average remaining contractual life (years)	Warrants and options exercisable
0 - 0.004	976,535	4.72	925,809
0.732	51,253	3.41	51,253
0.752	83,637	3.73	83,636
2.92	126,250	9.92
3.16	97,500	9.97
3.2	75,000	9.9
3.96	146,090	5.76	146,089
4.92	862,583	4.59	737,681
6.00	784,808	3.79	679,839
6.9	3,652	6.5	3,652
7	20,290	3.92	6,764
7.2	188,179	4.2	188,179
7.72	53,750	3.94	16,667
7.8	836,750	9.38	120,833
8.00	10,000	4.18
8.4	2,500	9.5
10.00	125,000	9.04
10.4	1,250	3.98	416
	4,445,027	5.85	2,960,818

The weighted average of the remaining contractual life of total vested and exercisable warrants and options as of June 30, 2012 is 4.46 years.

The aggregate intrinsic value of the total exercisable warrants and options as of June 30, 2012 is $4,440 thousand.

The total intrinsic value of options exercised was $800 thousand for the year ended December 31, 2011. No options were exercised during the six month period ended June 30, 2012, and the years ended December 31, 2010 and December 31, 2009.

The weighted average fair value of warrants and options granted was approximately $0.59 for the six month period ended June 30, 2012, and $0.89, $0.82 and $0.96 for the years ended December 31, 2011, 2010 and 2009, respectively. The weighted average fair value of warrants and options granted was estimated using the Black-Scholes option-pricing model.

9.	The following table sets forth the assumptions that were used in determining the fair value of options granted to employees for the six month period ended June 30, 2012, as well as the years ended December 31, 2011, 2010 and 2009:

	6 months ended June 30, 2012	Year ended December 31
		2011	2010	2009
Expected life	5.5 - 6.5 years	0.17 - 6.5 years	5.25 - 6 years	5.54 - 6 years
Risk-free interest rates	0.7% - 1.3%	0.03% - 2.79%	1.7% - 2.69%	1.7% - 2.49%
Volatility	58% - 66%	55% - 79%	79% - 80%	75% - 79%
Dividend yield	0%	0%	0%	0%

The following table sets forth the assumptions that were used in determining the fair value of warrants and options granted to non-employees for the six month period ended June 30, 2012, as well as the years ended December 31, 2011, 2010 and 2009:

	6 month period ended June 30, 2012	Year ended December 31
		2011	2010	2009
Expected life	2 - 10 years	1 - 10 years	9.7 - 10 years	9 - 10 years
Risk-free interest rates	0.3% - 1.47%	1.02% - 3.39%	2.65% - 3.01%	3.4% - 3.59%
Volatility	47% - 65%	53% - 62%	87%	86% - 91%
Dividend yield	0%	0%	0%	0%

The Company does not have sufficient historical exercise data to provide a reasonable basis upon which to estimate expected term. Accordingly, as to plain vanilla options granted, the expected term was determined using the simplified method, which takes into consideration the option's contractual life and the vesting periods (for non-employees, the expected term is equal to the option's contractual life).

The Company estimates its forfeiture rate based on its employment termination history, and will continue to evaluate the adequacy of the forfeiture rate based on analysis of employee turnover behavior and other factors (for non-employees the forfeiture rate is nil). The annual risk-free rates are based on the yield rates of zero coupon non-index linked U.S. Federal Reserve treasury bonds as both the exercise price and the share price are in dollar terms. The Company's expected volatility is derived from a blended volatility, based on its historical data and that of a peer group of public companies.

10.	As of June 30, 2012, the total unrecognized compensation cost on employee and non-employee stock options, related to unvested stock-based compensation, amounted to approximately $2,745 thousand. This cost is expected to be recognized over a weighted-average period of approximately 1.96 years. This expected cost does not include the impact of any future stock-based compensation awards.

The following table summarizes the allocation of total share-based compensation expense in the Consolidated Statements of Operations:

	6 months ended June 30, 2012	Year ended December 31
		2011	2010	2009
	($ in thousands)
Revenue	$68	$-	$-	$-
Cost of revenues	35	350	160	49
Research and development	206	267	536	356
Sales and marketing	181	431	55	92
General and administrative	1,454	8,542	869	65
	$1,944	$9,590	$1,620	$562

The Company recorded $62 thousand of share-based compensation as part of Property, Plant and Equipment in the year ended December 31, 2011

d.	Acquisition and cancellation of shares

Following a settlement agreement signed on June 5, 2011, the Company issued 4,697 shares of common stock. The Company issued a stock certificate in the name of the plaintiff for such shares for the Company to hold in trust pending consummation of the settlement terms under the settlement agreement. On June 10, 2012, both parties agreed to amend the settlement agreement to provide that the Company would pay $24 thousand rather than issue the shares. Whereas the shares were never released to the plaintiff, and both parties agreed to cancel the share certificate evidencing the shares, the Company cancelled the shares and recorded $21 thousand as a deduction from equity. The difference was recorded as "General and administrative" based on the cash amount paid net of the fair value of the cancelled shares as of the cancellation date.

e.	On April 5, 2012, the Company issued the 2012 Convertible Debenture and 2012 Warrants to purchase an aggregate of 835,866 shares of its common stock at an exercise price of $7.20 per share in a private placement transaction. See Note 6.